SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               November 30, 2000
               ------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                        EAGLE CAPITAL INTERNATIONAL, LTD.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)




                                    Nevada
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)



        0-26322                                        88-0327648
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)




        1900 Corporate Blvd., Suite 400E, Boca Raton, Florida 33431
        -----------------------------------------------------------
                  (Address of Principal Executive Offices)



                               (561) 988-2550
                       -------------------------------
                       (Registrant's Telephone Number)



        -------------------------------------------------------------
        (Former Name or Former Address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Christensen & Duncan CPA's LC has served as the independent accountants of EAGLE CAPITAL INTERNATIONAL, LTD (the "Company") since May 2000 and has advised the Company on accounting and tax matters.

     (1)  Previous independent accountants.

          (1) On November 28, 2000, Christensen & Duncan CPA's LC resigned as the Company's independent accountants.

          (2) The report of Christensen & Duncan CPA's LC on the financial statements of the Company for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

          (3) During the Company's most recent fiscal year and through the date of this Report, the Company has had no disagreements with Christensen & Duncan CPA's LC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Christensen & Duncan CPA's LC have caused it to make reference thereto in its report on the financial statements of the Company for such year.

          (4) During the Company's most recent fiscal year and through the date of this Report, the Company has had no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

          (5) The Company has requested that Christensen & Duncan CPA's LC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements.

          (6) The engagement of a new independent accountant, when retained, will be reported by separate Form 8-K.


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                                SIGNATURES


     Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EAGLE CAPITAL INTERNATIONAL, LTD

Dated: November 30, 2000

                                    By:_______/s/Anthony D'Amato_____________
                                       Anthony D' Amato
                                       President





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